COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 1st Quarter 2023 MOMENTUM: Innovation. Improvement. Growth.

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2022 Annual Report on Form 10-K and the Corporation’s Current Reports on Form 8-K. 2

COMMERCE BANCSHARES

158 YEARS IN BUSINESS



FULL-SERVICE BANKING FOOTPRINT

148 full-service branches and 293 ATMs
St. Louis • Kansas City • Springfield • Central Missouri
Central Illinois • Wichita • Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston

U.S. PRESENCE

Extended Commercial Market Area

Commercial Payments Services
Offered in 48 states across the U.S.

Sources: [1]S&P Global Market Intelligence – Regulated U.S. depositories which includes commercial banks, bank holding companies, and credit unions, rankings as of 12/31/2022; [2]Includes loans held for sale; [3]Moody's Credit Opinion – Commerce Bancshares, Inc., February 15, 2023, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 3/31/2023 unless otherwise noted.

TOTAL ASSETS
$32.0 BILLION

43RD
LARGEST U.S. BANK BASED ON ASSET SIZE[1]

MARKET CAP
$7.3 BILLION

21ST
LARGEST U.S. BANK BASED ON MARKET CAP[1]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$62.0 BILLION

20TH
LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[1]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF DECEMBER 31, 2022
14.1%

6TH
HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

TOTAL DEPOSITS **$24.7** BILLION

TOTAL LOANS[2] **$16.5** BILLION

$10.4 BILLION **COMMERCIAL CARD VOLUME**
AS OF DECEMBER 31, 2022

18.8% **RETURN ON AVERAGE COMMON EQUITY YTD**

5TH YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

a1 **BASELINE CREDIT ASSESSMENT[3]**

1 of 5 MOODY'S RANKS COMMERCE AMONG THE TOP 5 BANKS IN THE COUNTRY

3

4 TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 35%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $23.6 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, Consistent Earnings & Shareholder Value Over 9% total annualized return to shareholders over the last 15 years, outperforming the annualized KBW Regional Bank Index return of 4%1 Capital Management Strong capital ratios, 55th consecutive year of common dividend increases3 Credit Quality Conservative risk profile drives outperformance across credit cycles 1As of 3/31/2023 2Excludes certificates of deposit greater than $100,000, period-end balance as of 3/31/2023 3Based on 1Q2023 declared dividend

$0.95 EPS 5 • PPNR1 was up 22.4% year over year but down 5.5% from Q4. • Net interest income decreased 1.2% from Q4. • Net interest margin increased 81 bps year over year and 8 bps over Q4 to 3.26%. • Non-interest income increased 0.6% over Q4 (35.4% of total revenue). • Wealth management client assets increased 2.9% in Q1 to $62.0 billion. • Non-interest expense increased 3.4% over Q4. • QTD average loans up 3.3% over Q4. Period-end loans up 1.4% over Q4. • QTD average deposits decreased $1.4 billion from Q4. Period-end deposits decreased $1.5 billion from Q4. See Liquidity and Capital Section (page 13) for more information. • Net charge-offs to total average loans of .17% and non-accrual loans to total loans of .05%. • Tangible common equity to tangible assets of 7.92%. Leverage ratio of 10.61%. Highlights Well-positioned for current environment 1Q2023 HIGHLIGHTS $165.1 million PPNR1 $119.5 million Net Income 18.75% ROACE 1.54% ROAA 57.49% Efficiency Ratio 1See the non-GAAP reconciliation on page 26

Quarterly Average Balances Change vs. $ in millions 1Q23 4Q22 1Q22 Highlights Commercial1 $10,545.3 $497.5 $991.2 • Linked quarter (LQ) and prior year (PY) reflects growth in business, business real estate, and construction loans Consumer 5,858.6 21.4 189.5 Total Loans $16,403.9 $518.9 $1,180.7 Investment Securities $12,097.9 $(577.5) $(3,089.3) • LQ decrease mainly due to sales, maturities and pay downs of AFS securities • No investment securities are classified as held-to-maturity Interest Earning Deposits with Banks $809.9 $169.9 $(1,798.1) Deposits $25,249.0 $(1,358.0) $(4,100.6) • 5.1% decline from LQ • See the Liquidity and Capital section starting on page 13 for more information Book Value per Share2 $21.51 $1.66 $(1.92) • Lower long-term interest rates (AOCI impact) and higher net income drove quarterly increase BALANCE SHEET HIGHLIGHTS 6

$17.8 $16.2 $16.1 $11.5 $10.4 $9.1 1Q22 4Q22 1Q23 $29.3 $26.6 $25.2 -14% $9.5 $10.1 $10.5 $5.7 $5.8 $5.9 $16.4 4Q221Q22 1Q23 $15.2 $15.9 BALANCE SHEET 7 Loans Consumer Loans Commercial Loans Loan Yield Deposits QTD Average Balances $ billions Non-Interest Bearing Interest Bearing Deposit Interest Bearing Deposit Yield QTD Average Balances $ billions 3.54% 5.03% 5.56% .05% .40% .71% +8%

LOAN PORTFOLIO 8 $ in 000s 3/31/2023 12/31/2022 3/31/2022 QoQ YoY Business $5,704,467 $5,661,725 $5,508,508 0.8% 3.6% Construction 1,437,419 1,361,095 1,144,411 5.6% 25.6% Business Real Estate 3,486,543 3,406,981 3,109,668 2.3% 12.1% Personal Real Estate 2,952,042 2,918,078 2,820,076 1.2% 4.7% Consumer 2,094,389 2,059,088 2,053,160 1.7% 2.0% Revolving Home Equity 295,478 297,207 264,401 -.6% 11.8% Consumer Credit Card 558,669 584,000 544,579 -4.3% 2.6% Overdrafts 6,515 14,957 14,211 -56.4% -54.2% Total Loans $16,535,522 $16,303,131 $15,459,014 1.4% 7.0% Period-End Balances $ in 000s 3/31/2023 12/31/2022 3/31/2022 QoQ YoY Business $5,656,104 $5,478,241 $5,324,172 3.2% 6.2% Construction 1,410,835 1,268,900 1,134,902 11.2% 24.3% Business Real Estate 3,478,382 3,300,697 3,095,068 5.4% 12.4% Personal Real Estate 2,933,750 2,886,686 2,808,980 1.6% 4.4% Consumer 2,067,385 2,089,912 2,040,200 -1.1% 1.3% Revolving Home Equity 296,748 293,681 273,859 1.0% 8.4% Consumer Credit Card 556,223 559,463 540,844 -.6% 2.8% Overdrafts 4,449 7,428 5,178 -40.1% -14.1% Total Loans $16,403,876 $15,885,008 $15,223,203 3.3% 7.8% QTD Average Balances

Change vs. $ in millions 1Q23 4Q22 1Q22 Highlights Net Interest Income $251.6 $(3.0) $42.8 • Linked quarter (LQ) decrease due to higher interest expense and lower investment securities balances, partly offset by higher interest earned on loans Non-Interest Income $137.6 $.8 $5.8 • See page 10 Non-Interest Expense $224.1 $7.4 $18.5 • See page 11 Pre-Tax, Pre-Provision Net Revenue1 $165.1 $(9.6) $30.2 Investment Securities Losses, Net $(0.3) $(9.2) $(7.5) • 1Q23 net losses resulted from losses of $3.1 million on sales of available for sale debt securities, mostly offset by net fair value gains of $2.3 million and a gain on the sale of an investment in the private equity investment portfolio Provision for Credit Losses $11.5 $(4.0) $21.3 • 1Q23 provision reflects an increase in the ACL on loans of $9.2 million and a decrease in the liability for unfunded lending commitments of $4.5 million Net-Income Attributable to Commerce Bancshares, Inc. $119.5 $(12.2) $1.3 For the three months ended 1Q23 4Q22 1Q22 Net Income per Common Share – Diluted $.95 $1.04 $.92 Net Yield on Interest Earning Assets 3.26% 3.18% 2.45% • Higher rates on earning assets supported quarterly margin expansion INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 26 9

Change vs. $ in millions 1Q23 4Q22 1Q22 Highlights Bank Card Transaction Fees $46.7 $2.1 $4.6 • Prior year (PY) increase mainly due to higher corporate card fees Trust Fees $45.3 $.6 $(2.5) • 1Q23 reflects lower market values on assets under management compared to prior year (PY) Deposit Account Charges and Other Fees $21.8 $(.2) $(.6) Capital Market Fees $3.4 — $(.8) Consumer Brokerage Services $5.1 $.6 $.6 Loan Fees and Sales $2.6 — $(1.6) • Decline from PY reflects lower mortgage banking revenue Other $12.8 $(2.2) $6.0 • Increase over PY mainly due to higher sweep fees of $2.6 million, a $2.0 million increase in deferred compensation adjustments and a write down on a branch of $956 thousand in the PY Total Non-Interest Income $137.6 $.8 $5.8 NON-INTEREST INCOME HIGHLIGHTS 10

Change vs. $ in millions 1Q23 4Q22 1Q22 Highlights Salaries and Employee Benefits $144.4 $5.9 $8.4 • Increase over prior year (PY) mostly due to higher full-time salaries expense of $7.6 million and higher benefits expense of $1.4 million Net Occupancy $12.8 $1.0 $.5 Equipment $4.8 $(.2) $.3 Supplies and Communication $4.6 $.1 $(.1) Data Processing and Software $28.1 $.2 $1.1 • Increase over PY due to higher bank card processing fees and increased costs for service providers Marketing $5.5 $.1 $(.9) Other $23.9 $.3 $9.2 • Increase over PY mostly due to growth in FDIC insurance ($2.3 million), deferred compensation ($2.0 million) miscellaneous losses ($1.3 million), and travel and entertainment expense ($1.1 million) Total Non-Interest Expense $224.1 $7.4 $18.5 NON-INTEREST EXPENSE HIGHLIGHTS 11

12 PRE-TAX, PRE-PROVISION NET REVENUE (PPNR) $132 $135 $209 $206 1Q2022 $341 $137 $175 $255 $217 4Q2022 $391 $137 $165 $252 $224 $389 1Q2023 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 1Q2023 Comparison vs. 1Q2022 22.4% vs. 4Q2022 (5.5)% See the non-GAAP reconciliation on page 26

13 LIQUIDITY AND CAPITAL

LIQUIDITY AND CAPITAL HIGHLIGHTS 14 • $1.3B of cash at Federal Reserve Bank (FRB) at Q1. • $1.5B in Federal Home Loan Bank (FHLB) advances at Q1. • No borrowings from Federal Reserve lending facilities during Q1. • Increased borrowing capacity in Q1 from $8.0B at Q4 to $9.2B. • AFS debt securities portfolio duration of 3.9 years. • Cash flows from maturities and paydowns of approximately $2.7B expected over the next twelve months. – AFS debt securities of $2 billion – Securities purchased under agreements to resell of $700 million Liquidity / Borrowing • TCE/TA of 7.92%, an increase of .60% over Q4. Tier 1 leverage at 10.61%. • AOCI declined 13% from $1.1B at Q4 to $940MM at Q1. • No Held-To-Maturity securities. Capital • Average loan to deposit ratio of 65%. • Seasonal deposit runoff in January occurred in line with expectations. • Uninsured deposits2 of 32% of total deposits at Q1. • Largest industry segment commercial deposit concentration was 5.1%1 of total deposits. Deposits 1Largest commercial deposit sector (Finance and Insurance) includes affiliate deposits. 2Excludes affiliate and collateralized deposits

$20,000 $22,000 $24,000 $26,000 $28,000 $30,000 1/7 2/1 3/1 4/1 -3% 7-Day Moving Average $ in millions DEPOSIT TRENDS – YTD 2023 January 1, 2023 – April 10, 2023 Z0% 3/8 Seasonal runoff early in the first quarter was in line with expectations. 15 Deposit balances declined slightly after March 8, but have been rebounding in April.

$3.0 2019 2020 2021 $1.8 2022 1Q23 $2.3 $2.8 $2.5 1Q23 $2.4 1Q23 $9.5 DEPOSIT BALANCE TRENDS Segment view $ in billions 16 $12.0 2019 2020 $7.8 2021 1Q232022 $9.9 $11.9 $10.3 20222020 $12.8 2019 2021 1Q23 $11.3 $10.2 $13.4 $12.5 Commercial Consumer Wealth Average Balance Period End 1Q23 $12.7 Period EndAverage Balance Average Balance Period End 2019 through 2022 are full year average balances

DEPOSIT PORTFOLIO CHARACTERISTICS 17 1Finance and Insurance Sector includes affiliate deposits. 2Excludes affiliate and collateralized deposits Top 10 Commercial Sectors (NAICS Sector / Industry) % of Commercial Segment Deposits % of Total Deposits Finance and Insurance 13.3% 5.1%1 Construction 10.0% 3.8% Educational Services 9.7% 3.7% Professional, Scientific and Technical Services 8.9% 3.4% Health Care and Social Assistance 8.8% 3.4% Public Administration 8.7% 3.3% Manufacturing 8.4% 3.2% Other Services (except Public Administration) 6.6% 2.5% Real Estate and Rental & Leasing 5.9% 2.3% Wholesale Trade 4.4% 1.7% Percent of accounts under $250,000 Percent of deposits ($) uninsured2 Average balance of accounts <$250,000 Average balance of accounts 99% 32% $13,922$25,294 Uninsured Deposit Analysis $ in billions 3/31/2023 Uninsured Deposits $ 9.8 Less: Affiliate Deposits $ 0.3 Less: Collateralized Deposits $ 1.7 Uninsured deposits2 $ 7.8 Total Deposits $ 24.7 Uninsured deposits2 as % of Total Deposits 32%

Hedging actions: Entered into three floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3Q2022: One 2.5% floor contract with a notional value of $500 million. The contract begins 1/2024. • 4Q2022: One 3.0% floor contract with a notional value of $500 million. The contract begins 4/2024. • 1Q2023: One 3.5% floor contract with a notional value of $500 million. The contract begins 7/2024. WELL-POSITIONED FOR MULTIPLE RATE ENVIRONMENTS 18 Opportunities to enhance and protect NII in a rising rate environment. • Net yield on interest earning assets increased 8 bps over Q4 to 3.26% in Q1. • Loan yield increased 53 bps over Q4 to 5.56% in Q1. • Total deposit costs increased 21 bps over Q4 to .45% in Q1. • As of December 31, 2022, 56% of loans were variable rate, (64% commercial, 42% consumer). • Large core deposit base and historically low betas. Cost of Total Deposits & Deposit Beta: Prior & Current Fed Cycle Cost of Total Deposits Before Fed Rate Increases End of Fed Rate Increases / Current Deposit Beta1 Commerce (3Q2015 – 2Q2019) .12% .38% 12% Peer Median (3Q2015 – 2Q2019) .23% .85% 27% Commerce (4Q2021 – 1Q2023) .03% .45% 9% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Quarter in the Fed Cycle Source: S&P Global Market Intelligence, 2022 10-K 1 Fed Rate increase cycle from 3Q2015 through 2Q2019, +225 bps; Fed Rate increase cycle from 4Q2021 through 1Q2023, +475 bps; 2 As of December 31, 2022 Effective Fed Funds Rate (3Q2015 - 2Q2019) Effective Fed Funds Rate (4Q2021 - Current) 3Q2015 / 4Q2021

9% 14% 49% 24% 4% Composition of AFS Portfolio Treasury & agency Municipal MBS Other asset backed Corporate HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield QTD – March 31, 2023 Avg Rate Duration (yrs) Treasury & agency1 1.32% 2.2 Municipal 2.26%2 5.3 MBS 2.06% 5.1 Other asset-backed 2.01% 1.3 Corporate 1.93% 3.9 Total 2.07% 3.9 19 Total available for sale securities Average balance: $11.8 billion, at fair value As of March 31, 2023

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 20 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of December 31, 2022 2Period-end balances, as of March 31, 2023 3Includes loans held for sale, for the quarter ended March 31, 2023 15.9% 14.1% 13.4% 12.9% 12.6% 12.3% 11.9% 11.7% 11.4% 11.0% 10.9% 10.7% 10.7% 10.6% 10.6% 10.1% 10.0% 10.0% 9.9% 9.5% CFR PB CBSH BOKF UMPQ OZK ONB UBSI SFNC HWC SSB FULT SNV ABCB UMBF PNFP FNB ASB WTFC VLY Peer Median: 10.9% Core Deposits $23.1 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits 65% Average Loan to Deposit Ratio183% Peer Average Commerce 94%6% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposit

Over 55% of total loans are variable; 64% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 40% 60% Business Total Loans: $5.7B Fixed Variable C om m er ci al 67% 33% Personal RE Total Loans: $2.9B C on su m er 95% 5% Construction Total Loans: $1.4B 99% 1% HELOC Total Loans: $0.3B 43% 57% Business RE Total Loans: $3.4B 95% 5% Consumer Card Total Loans: $0.6B 70% 30% Consumer Total Loans: $2.1B 21Source: 2022 10-K

Real Estate Business Loans % of Total Loans Owner – Occupied 7.0% Office 3.1% Industrial 2.9% Retail 2.0% Multi-family 1.9% Hotels 1.4% Farm 1.2% Senior living .8% Other .6% Total 20.9% COMMERCIAL REAL ESTATE BREAKDOWN 22 33.3% 14.6% 14.0% 9.5% 9.0% 6.8% 5.8% Owner-occupied Industrial Senior living Office Farm Retail Other Hotels Multi-family 3.9% 3.1% Over 30% of CRE loans are owner-occupied real estate properties, which present lower risk profiles Business Real Estate Loans - $3.4 billion Source: 2022 10-K

$4.6 $5.6 $6.8 $3.3 $6.9 1Q234Q221Q22 MAINTAINING STRONG CREDIT QUALITY 23 Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $134.7 $150.1 $159.3 $265.7 $289.9 1Q22 4Q22 1Q23 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH $8.3 $8.3 $7.8 $111.4 $109.7 1Q231Q22 4Q22 Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 16.2x 18.1x 20.4x 3.8x 4.3x 1Q22 4Q22 1Q23 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - Peer AverageACL / NALs - CBSH Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CFR, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, SNV, SSB, UMBF, UMPQ, UBSI, VLY, WTFC 1As a percentage of average loans (excluding loans held for sale) NALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .05% NALs / Total Loans – Peer Average .05% .05% .49% .41% ACL / Total Loans – Peer Average .87% .92% .96% 1.18% 1.12% .12% .14% .17% .06% .09%

ALLOCATION OF ALLOWANCE 24 CECL allowances reflect the economic and market outlook December 31, 2022 March 31, 2023 $ in millions Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Business $ 46.3 .82% $ 49.5 .87% Bus R/E 28.2 .83% 27.7 .80% Construction 28.8 2.12% 31.4 2.19% Commercial total $ 103.3 .99% $ 108.6 1.02% Consumer 10.3 .50% 11.5 .55% Consumer CC 24.9 4.26% 25.9 4.64% Personal R/E 10.0 .34% 11.5 .39% Revolving H/E 1.6 .53% 1.7 .58% Overdrafts .1 .74% .1 1.84% Consumer total $ 46.8 .80% $ 50.7 .86% Allowance for credit losses on loans $ 150.1 .92% $ 159.3 .96% 1.47% 1.44% 1.35% 1.22% 1.07% 0.88% 0.90% 0.92% 0.96% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $200 $150 $100 $250 $171.7 $236.4 4Q $139.6 0.95% 1/1 1.14% 1Q $240.7 2Q $220.8 $143.4 3Q 4Q $162.8 $200.5 $150.1 1Q 2Q1Q $172.4 1.10% 2Q 3Q $150.0 0.99% $134.7 0.87% $138.0 3Q 4Q $159.3 1Q Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 202220212020 2023

• Special cash dividend paid in 2012 totaled $131 million. • 2014 included $200 million accelerated share repurchase in conjunction with preferred stock issuance. • 2015 included a $100 million accelerated share repurchase. • 2019 included a $150 million accelerated share repurchase. • In 2020, all $150 million of preferred equity was redeemed. • Common cash dividends increased 10% in 2018, 16% in 2019, 9% in 2020, 2% in 2021, 6% in 2022 and 7% in 2023 (based on 1Q2023 declared dividend). 0% 50% 100% 150% 200% $0 $50 $100 $150 $200 $250 $300 20202013 20192014 2015 2017 20182016 2021 2022 STRONG CAPITAL POSITION – FLEXIBILITY IN CAPITAL PLANNING 55 consecutive years of regular common cash dividend increases1 Capital Ratios – 12/31/2022 Tier I common risk-based capital 14.1% Tier I risk-based capital 14.1% Total risk-based capital 14.9% Cash dividends paid on common stock (left) Total Payout - % (right) Common share repurchase (left) Capital Returned to Common Shareholders as a percentage of Net Income2 25 To ta l P ay ou t R at io ( %) $ in m illi on s 1Based on 1st quarter 2023 declared dividend; 2Net Income is defined as Net Income Available to Common Shareholders

NON-GAAP RECONCILIATIONS 26 For The Three Months Ended (DOLLARS IN THOUSANDS) Mar. 31, 2023 Dec. 31, 2022 Mar. 31, 2022 A Net Interest Income $ 251,623 $ 254,641 $ 208,786 B Non-Interest Income $ 137,612 $ 136,825 $ 131,769 C Non-Interest Expense $ 224,107 $ 216,740 $ 205,648 Pre-Provision Net Revenue (A+B-C) $ 165,128 $ 174,726 $ 134,907 Pre-tax, Pre-provision Net Revenue